                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Halsey M. Minor, Shelby W. Bonnie and Douglas N. Woodrum his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of CNET, Inc. relating to the CNET, Inc. 1997 Stock Option Plan, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


              Signature                                     Title                              Date
              ---------                                     -----                              ----
        /s/ HALSEY M. MINOR                        Chairman of the Board,                  May 11, 1999
    -----------------------------           President and Chief Executive Officer
           Halsey M. Minor

       /s/ SHELBY W. BONNIE                  Director, Executive Vice President,           May 11, 1999
     ----------------------------                  Chief Operating Officer
          Shelby W. Bonnie                              and Secretary


     /s/ DOUGLAS N. WOODRUM                  Director, Executive Vice President            May 11, 1999
    -----------------------------                and Chief Financial Officer
         Douglas N. Woodrum

       /s/ JOHN C. COLLIGAN                               Director                         May 11, 1999
    -----------------------------
          John C. Colligan

         /s/ MITCHELL KERTZMAN                            Director                         May 11, 1999
    -----------------------------
          Mitchell Kertzman

              /s/ ERIC ROBISON                            Director                         May 11, 1999
    -----------------------------
         Eric Robison